(LOGO) AQUINAS FUNDS

Prospectus

APRIL 30, 1999


The funds follow a policy of socially responsible investing. Before investing the funds' investment adviser screens issuers for policies on issues including abortion, contraceptives, weapons of mass destruction, human rights, economic priorities, environmental responsibility, fair employment practices and tobacco. The funds may invest in a company whose policies on these issues do not satisfy the adviser's criteria. In such event, the funds will attempt to change the company's policies or activities. If the funds are unable to engage in positive dialogue, or are unable to make reasonable progress toward their goals with respect to these issues, they will exclude the company from their portfolios.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents

The Funds
   Aquinas Equity Funds............................................ 1
   Aquinas Fixed Income Fund....................................... 5
   Aquinas Balanced Fund........................................... 9

Other Investment Practices and Risks
   Portfolio Structure............................................ 13
   Investment Objectives.......................................... 13
   Year 2000...................................................... 13
   Portfolio Turnover............................................. 13

Management
   Investment Adviser............................................. 14
   The Adviser.................................................... 14
   Portfolio Managers............................................. 15

Your Investment
   Determining Share Price........................................ 17
   How to Open an Account......................................... 17
   Buying Shares.................................................. 19
     Opening an Account........................................... 19
     Adding to an Account......................................... 20
     Other Purchase Policies...................................... 21
   Exchanging Shares.............................................. 21
     How it Works................................................. 22
     Other Exchange Policies...................................... 22
   Selling Shares................................................. 23
   Other Redemption Policies...................................... 24
   Other Investment Policies...................................... 25
   Dividends and Distributions.................................... 25
   Taxes.......................................................... 25
   Shareholder Reports............................................ 26
   Financial Highlights........................................... 26

For More Information.............................................. 32

Purchase Application.............................................. 33

The Funds

Aquinas Equity Funds

INVESTMENT OBJECTIVES

- The Equity Income Fund seeks long-term capital growth and a high level of current dividend income.

- The Equity Growth Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Equity Income Fund
The Equity Income Fund invests primarily in dividend-paying common stocks. The portfolio managers focus on stocks with low price/earnings ratios that they consider to be undervalued. The fund mainly invests in companies with market capitalizations exceeding $2 billion, but may purchase stocks of companies of all sizes.




Equity Growth Fund
The Equity Growth Fund invests primarily in common stocks of companies the portfolio managers believe offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in investment selection. This fund may invest in companies of all sizes.

In selecting investments, the portfolio managers rely primarily on fundamental analysis, reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

Equity Income Fund and Equity Growth Fund
The funds practice socially responsible investing. The fund's investment adviser monitors all issuers the portfolio managers select for policies on issues such as abortion, contraceptives, weapons of mass destruction, human rights, economic priorities, environmental responsibility, fair employment practices, and tobacco. If a fund invests in a company whose policies don't meet the adviser's criteria, the fund will attempt to change the company's policies. If the funds are unable to engage in positive dialogue, or are unable to make reasonable progress toward their goals with respect to these issues, the portfolio managers will sell the security.

The funds generally intend to stay fully invested and are not market timers. However, they may invest without limit in high-quality money market instruments for temporary defensive purposes. Under these circumstances, the funds won't be able to achieve their investment objective of long-term capital appreciation, since money market instruments don't appreciate in value and the funds may not participate in stock market advances or declines as they would if more fully invested in common stocks.


--------------------------------------------------------------------------------
The significance of P/E ratio

THE PRICE/EARNINGS RATIO SHOWS HOW THE PRICE OF A COMPANY'S STOCK RELATES TO ITS EARNINGS AND MAY HELP INDICATE WHETHER THE STOCK IS OVER- OR UNDER-VALUED. TO CALCULATE A COMPANY'S P/E RATIO, DIVIDE THE PRICE PER SHARE BY EARNINGS PER SHARE.

FOR EXAMPLE, A COMPANY WHOSE STOCK IS SELLING AT $60 PER SHARE AND HAD EARNINGS OF $4 PER SHARE HAS A P/E RATIO OF 15. IF THIS COMPANY'S P/E RATIO IS LOWER THAN THAT OF A SIMILAR COMPANY, ITS STOCK MIGHT BE UNDERVALUED. IF ITS P/E RATIO IS HIGHER, ITS STOCK MIGHT BE OVERVALUED. THE PORTFOLIO MANAGERS CONSIDER THE P/E RATIO ALONG WITH MANY OTHER FACTORS BEFORE DECIDING TO INVEST.

BECAUSE P/E RATIO IS BASED ON PAST EARNINGS AND PROJECTED EARNINGS, TWO COMPANIES WITH THE SAME RATIO MAY END UP WITH VERY DIFFERENT PERFORMANCE.
--------------------------------------------------------------------------------


                         Aquinas Funds   1   Prospectus

PRINCIPAL RISKS OF INVESTING

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth or decline, interest rate levels and political events. There is a risk the portfolio managers won't accurately predict the impact of these and other factors, in which case the securities the funds purchase might decline in value. This means you could lose money investing in the funds. You should consider your own investment goals, investment horizon and risk tolerance before investing.
COMMON STOCKS. Both funds invest primarily in common stocks, whose risks include:

- a company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the portfolio managers anticipated when selecting the stock.

- instability in the stock market. The market generally moves in cycles, with stock prices rising and falling. The value of the funds' investments may increase or decrease more than the stock market in general.

SOCIALLY RESPONSIBLE INVESTING. Because the adviser and the portfolio managers consider other factors in addition to traditional investment criteria when selecting portfolio securities, they may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.


VALUE INVESTING. The Equity Income Fund is primarily value oriented. There is a risk that the portfolio managers are wrong in their assessment of a company's value and the stocks do not reach what the portfolio managers believe are their full values. There is also a risk that the fund may not perform as well as other types of mutual funds when its investing style is out-of-favor with other investors.

GROWTH INVESTING. The Equity Growth Fund is growth oriented. There is a risk that the portfolio managers are wrong in their assessment of a company's potential for growth and the stocks do not grow as the portfolio managers anticipate. There is also a risk that the fund may not perform as well as other types of mutual funds when its investing style is out-of-favor with other investors.


                         Aquinas Funds   2   Prospectus

BAR CHART AND PERFORMANCE TABLE


The bar chart and table below give some indication of the risks of investing in the Equity Income Fund and the Equity Growth Fund by showing how each fund's performance changes from year to year and how the funds' average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that the funds' past performance does not necessarily indicate how the funds will perform in the future.


Bar Chart
The bar chart below shows each fund's total returns for the past five calendar years (since inception).


             EQUITY         EQUITY
          INCOME FUND     GROWTH FUND
          -----------     -----------
1994          -2.93%         -6.78%
1995          35.62%         30.29%
1996          20.43%         22.90%
1997          27.85%         28.97%
1998           5.50%         21.95%



During the period reflected in the bar chart, the Equity Income Fund's highest quarterly return was 14.19% (for the quarter ended December 31, 1998) and its lowest quarterly return was -12.02% (for the quarter ended September 30, 1998). The Equity Growth Fund's highest quarterly return was 23.17% (for the quarter ended December 31, 1998) and its lowest quarterly return was -15.04% (for the quarter ended September 30, 1998).

Performance Table
The table below compares each fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to those of the Standard & Poor's 500/R Composite Stock Index.


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                          1 YEAR RETURN  5 YEAR RETURN<F1>
----------------------------------------------------------------------------
Equity Income Fund                             5.50%            16.42%
----------------------------------------------------------------------------
Equity Growth Fund                            21.95%            18.61%
----------------------------------------------------------------------------
S&P 500/R                                     28.58%            24.06%
----------------------------------------------------------------------------

The S&P 500/R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


<F1> This is also each fund's return since inception on January 3, 1994.


                         Aquinas Funds   3   Prospectus

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Equity Income Fund or the Equity Growth Fund.

Shareholder Fees
(fees paid directly from your investment)
There are no shareholder fees for the purchase, redemption or exchange of shares.

Annual Fund Operating Expenses
(expenses deducted from fund assets)

                                               EQUITY          EQUITY
                                            INCOME FUND      GROWTH FUND
----------------------------------------------------------------------------
Management fees                                1.00%             1.00%
----------------------------------------------------------------------------
Distribution (12b-1) and/or service fees        None              None
----------------------------------------------------------------------------
Other expenses                                 0.36%             0.42%
----------------------------------------------------------------------------
Total annual fund operating expenses           1.36%             1.42%
----------------------------------------------------------------------------

Example
This example is intended to help you compare the cost of investing in the Equity Income Fund and the Equity Growth Fund with the cost of investing in other mutual funds. It assumes that:

- you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

- your investment has a 5% return each year;

- each fund's operating expenses remain the same; and

- you reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
Equity Income Fund             $139        $435         $753      $1,653
----------------------------------------------------------------------------
Equity Growth Fund             $146        $454         $785      $1,721
----------------------------------------------------------------------------

This expense example is for comparison purposes only. It does not represent the funds' actual expenses or returns, past or future. Actual expenses or returns may be higher or lower than those shown.

                         Aquinas Funds   4   Prospectus

Aquinas Fixed Income Fund

INVESTMENT OBJECTIVE

The Fixed Income Fund seeks a high level of current income with reasonable opportunity for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fixed Income Fund invests primarily in investment-grade debt securities of domestic and foreign issuers, including corporations and government agencies, as well as mortgage-backed and asset-backed securities. The fund may also invest in unrated debt securities the portfolio managers determine are of comparable quality. In selecting securities, the portfolio managers focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The fund also looks for securities that appear comparatively undervalued. For example, the fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.


The fund will invest at least a majority of its assets in securities rated at least A (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The fund will invest no more than 25% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating).

"Investment grade" securities are government securities and corporate bonds, debentures or notes rated at least BBB (or an equivalent rating), or unrated securities the portfolio managers consider to be of comparable quality. The fund may retain up to 5% of its assets in securities whose ratings fall below investment grade.

Unlike funds investing solely for income, the Fixed Income Fund also seeks modest capital appreciation and growth of investment income. The fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the portfolio managers believe they offer higher return potential than nonconvertible securities. The fund may also seek capital appreciation by investing in fixed income securities when the portfolio managers believe interest rates on such investments may decline, thereby increasing the market value of the fund's fixed income securities. The portfolio managers may also purchase securities they believe have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the portfolio managers

--------------------------------------------------------------------------------
FIXED INCOME SECURITIES MAY BE RATED BY NATIONALLY RECOGNIZED RATING AGENCIES SUCH AS MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S CORPORATION AND DUFF & PHELPS, INC. EACH AGENCY HAS ITS OWN SYSTEM FOR CLASSIFYING SECURITIES, BUT EACH TRIES TO INDICATE A COMPANY'S ABILITY TO MAKE TIMELY PAYMENTS OF PRINCIPAL AND INTEREST.
--------------------------------------------------------------------------------

                         Aquinas Funds   5   Prospectus
expect interest rates to rise, they may purchase fixed income securities with shorter maturities or invest in money market instruments. When they expect interest rates to fall, the portfolio managers may invest in longer-term fixed income securities.

The fund may invest in securities backed by mortgages, credit card receivables, automobile loans and other assets.
PRINCIPAL RISKS OF INVESTING

General Market Risks
Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the portfolio managers will not accurately predict the impact of these and other factors, in which case the securities the fund purchases might decline in value. This means you could lose money investing in the fund. You should consider your own investment goals, investment horizon and risk tolerance before investing.

Fixed Income Investing
CREDIT RISK. The value of the fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded.


INTEREST RATE RISK. The value of the fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the fund's securities and its share value will decline. A change in interest rates will also change the amount of income the fund generates.

SECURITIES RATINGS. Securities rated in the lowest of the investment-grade categories (e.g., Baa or BBB) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.


MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the fund's return and result in losses to the fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become harder to value or to sell.
                         Aquinas Funds   6   Prospectus

BAR CHART AND PERFORMANCE TABLE

The bar chart and table below give some indication of the risks of investing in the Fixed Income Fund by showing how the fund's performance changes from year to year and how its average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that past performance does not necessarily indicate how the fund will perform in the future.

Bar Chart
The bar chart below shows the fund's total returns for the past five calendar years (since inception).


              FIXED
           INCOME FUND
           -----------
1994          -3.09%
1995          16.26%
1996           2.83%
1997           8.54%
1998           7.17%

During the period reflected in the bar chart, the fund's highest quarterly return was 5.53% (for the quarter ended June 30, 1995), and the lowest quarterly return was -2.25% (for the quarter ended March 31, 1994).


Performance Table
The table below compares the fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to those of the Lehman Brothers Government/Corporate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                          1 YEAR RETURN    5 YEAR RETURN<F1>
--------------------------------------------------------------------------------
-------

Fixed Income Fund                              7.17%             6.15%
----------------------------------------------------------------------------
Lehman Brothers
Government/Corporate Bond Index                9.47%             7.30%
----------------------------------------------------------------------------

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).


<F1> This is also the fund's return since inception on January 3, 1994.


                         Aquinas Funds   7   Prospectus

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Fund.

Shareholder Fees
(fees paid directly from your investment)
There are no shareholder fees for the purchase, redemption or exchange of shares.

Annual Fund Operating Expenses
(expenses deducted from fund assets)
                                                           FIXED INCOME FUND
----------------------------------------------------------------------------
Management fees<F1>                                              0.60%
----------------------------------------------------------------------------
Distribution (12b-1) and/or service fees                          None
----------------------------------------------------------------------------
Other expenses                                                   0.43%
----------------------------------------------------------------------------
Total annual fund operating expenses                             1.03%
----------------------------------------------------------------------------

<F1> The expenses listed above don't reflect that the adviser has agreed to limit the fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.00% of the fund's average net assets. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended December 31, 1998, the adviser waived a portion of its management fee for the Fixed Income Fund, so the actual management fee the fund paid was 0.57% of average net assets, reducing total expenses from 1.03% to 1.00%.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that:

- you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

- your investment has a 5% return each year;

- the fund's operating expenses remain the same; and

- you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
Fixed Income Fund              $106        $330         $573      $1,270
----------------------------------------------------------------------------

The expense example is for comparison purposes only. It does not represent the fund's actual expenses or returns, either past or future. Actual expenses or returns may be higher or lower than those shown.

                         Aquinas Funds   8   Prospectus

Aquinas Balanced Fund

INVESTMENT OBJECTIVE


The Balanced Fund seeks long-term capital growth consistent with reasonable risk to principal. It's designed to provide one vehicle for participating in the strategies of the Equity Income, Equity Growth and Fixed Income Funds.


PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund is in effect a combination of each of the other Aquinas Funds. The adviser allocates the fund's assets among certain of the portfolio managers of the Equity Income, Equity Growth and Fixed Income Funds. The portfolio managers manage the assets allocated to them in the same manner as they manage the assets of those funds. The adviser varies this allocation according to economic and market conditions.


The fund invests in a diversified portfolio of common stocks of established companies and investment-grade fixed income securities, including government securities. The portfolio managers select investments for the Balanced Fund using the criteria set for the Equity Income, Equity Growth and Fixed Income Funds. The portfolio managers that are also the portfolio managers for the Equity Income Fund focus on dividend-paying common stocks with low price/earnings ratios that they consider to be undervalued. The portfolio managers that are also the portfolio managers for the Equity Growth Fund focus on common stocks of companies that offer above-average potential for growth in revenues, profits or cash flow. In selecting common stocks, the portfolio managers rely primarily on fundamental analysis, reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.


The portfolio managers that are also the portfolio managers for the Fixed Income Fund focus on investment-grade debt securities of domestic and foreign issuers, as well as mortgage-backed and asset-backed securities. They may also have the fund invest in unrated debt securities that they determine are of comparable quality. In selecting debt securities, the portfolio managers focus on the issuer's credit strength as well as the security's duration and yield. Duration takes into account a debt security's cash flow over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The fund also looks for securities that appear comparatively undervalued. The portfolio managers may also purchase securities they believe have a high potential for credit upgrade.

The fund typically expects to invest about 60% of its assets in equities and 40% in fixed income securities. At any time, the fund's portfolio may consist of 25% to 50% fixed income securities and 40% to 70% equity securities.

PRINCIPAL RISKS OF INVESTING


An investment in the Balanced Fund carries the same types of risks as an investment in the other Aquinas Funds. The risks of the Equity Income and Equity Growth Funds apply to the extent the Balanced Fund invests in equities and the risks of the Fixed Income Fund apply to the extent the Balanced Fund invests in fixed income securities.

Risks of Equity Investing
COMMON STOCKS. The fund invests in common stocks, whose risks include:

                         Aquinas Funds   9   Prospectus

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the portfolio managers anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with stock prices rising and falling. The value of the fund's investments may increase or decrease more than the stock market in general.

VALUE INVESTING. There is a risk that the portfolio managers are wrong in their assessment of a company's value and the stocks do not reach what the portfolio managers believe are their full values.

GROWTH INVESTING. There is a risk that the portfolio managers are wrong in their assessment of a company's potential for growth and the stocks do not grow as the portfolio managers anticipate.

Risks of Fixed Income Investing
CREDIT RISK. The value of the fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded.

INTEREST RATE RISK. The value of the fund's fixed income securities is also affected by changes in interest rates. When interest rates rise, the value of the fund's securities and its share value will decline. A change in interest rates will also change the amount of income the fund generates.

SECURITIES RATINGS. Securities rated in the lowest of the investment-grade categories are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and some asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the fund's return and result in losses to the fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become hard to value or sell.

General Market Risks
Factors affecting securities markets include domestic and foreign economic growth or decline, interest-rate levels and political events. There is a risk the portfolio managers won't accurately predict the impact of these and other factors, in which case the securities the fund purchases might decline in value. This means you could lose money investing in the fund. You should consider your own investment goals, investment horizon and risk tolerance before investing.

Socially Responsible Investing
Because the adviser and the portfolio managers consider other factors in addition to traditional investment criteria when selecting portfolio securities, they may forego a

                        Aquinas Funds   10   Prospectus
profitable investment opportunity or sell a security when it may be disadvantageous to do so.


BAR CHART AND PERFORMANCE TABLE

The bar chart and table below give some indication of the risks of investing in the Balanced Fund by showing how the fund's performance changes from year to year and how its average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that past performance does not necessarily indicate how the fund will perform in the future.

Bar Chart
The bar chart below shows the fund's total returns for the past five calendar years (since inception).


           BALANCED FUND
           -------------
1994           -3.06%
1995           23.14%
1996           15.29%
1997           19.91%
1998            8.46%

During the period reflected in the bar chart, the fund's highest quarterly return was 9.95% (for the quarter ended June 30, 1997), and the lowest quarterly return was -6.81% (for the quarter ended September 30, 1998).


Performance Table
The table below compares the fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to the Standard & Poor's 500/R Composite Stock Index, the Lehman Brothers Government/Corporate Bond Index and a composite index ("Composite") of the Standard & Poor's 500/R Composite Stock Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%).

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998
                                          1 YEAR RETURN   5 YEAR RETURN<F1>
----------------------------------------------------------------------------
Balanced Fund                                  8.46%            12.35%
----------------------------------------------------------------------------
S&P 500/R                                     28.58%            24.06%
----------------------------------------------------------------------------
Lehman Brothers                                9.47%             7.30%
----------------------------------------------------------------------------
Composite                                     20.94%            17.36%
----------------------------------------------------------------------------


The S&P 500/R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

<F1> This is also the fund's return since inception on January 3, 1994.


                        Aquinas Funds   11   Prospectus

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees
(fees paid directly from your investment)
There are no shareholder fees for the purchase, redemption or exchange of shares.


Annual Fund Operating Expenses
(expenses deducted from fund assets)
                                                            BALANCED FUND
----------------------------------------------------------------------------
Management fee                                                   1.00%
----------------------------------------------------------------------------
Distribution (12b-1) and/or service fees                          None
----------------------------------------------------------------------------
Other expenses                                                   0.49%
----------------------------------------------------------------------------
Total annual fund operating expenses                             1.49%
----------------------------------------------------------------------------



Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that:

- you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

- your investment has a 5% return each year;

- the fund's operating expenses remain the same; and

- you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
Balanced Fund                  $153        $477         $823      $1,801
----------------------------------------------------------------------------


The expense example is for comparison purposes only. It does not represent the fund's actual expenses or returns, either past or future. Actual expenses or returns may be higher or lower than those shown.

                        Aquinas Funds   12   Prospectus

Other Investment Practices and Risks

In seeking to achieve their investment objectives, the funds may follow investment practices and assume risks in addition to those discussed previously.

PORTFOLIO STRUCTURE

The Equity Income, Equity Growth and Fixed Income Funds are each made up of at least two basic portfolios. Each portfolio is managed by separate portfolio managers selected and monitored by the funds' adviser. Each portfolio follows independent but complementary strategies intended to meet the funds' overall objectives. The Balanced Fund follows the strategies of all three of the other funds. The adviser believes this structure offers investors the advantages of diversification and varied investment approaches within one investment vehicle.

INVESTMENT OBJECTIVES

Each fund's investment objective may be changed by the Board of Directors without shareholder approval. You'll receive advance written notice of any material changes to your fund's goals.

YEAR 2000

Like other mutual funds, the funds could be adversely affected if the adviser's computer systems and those of other service providers do not process date-related information starting January 1, 2000. The adviser is taking what it believes are reasonable steps to address this problem, and to obtain assurances that the funds' other major service providers are taking comparable steps. If the adviser and the funds' service providers aren't successful, the funds' business, including provision of shareholder services, may be hampered.

In addition, the issuers of securities the funds hold could experience year 2000-related problems, which could hurt the value of their securities and, in turn, the funds' performance. While the portfolio managers will gather publicly available information about issuers' year 2000 readiness, that information may not be accurate, relevant or complete. Moreover, an issuer's year 2000 readiness is only one factor the portfolio managers may consider when making investment decisions, and other factors may receive greater weight.

PORTFOLIO TURNOVER


The portfolio managers generally buy and sell portfolio securities without regard to the length of time a fund has held a security as they seek to achieve the funds' investment objectives. Although the funds generally do not intend to engage in frequent short-term trading, in most years, each fund's (other than the Equity Income Fund's) annual portfolio turnover rate has exceeded 100%. High portfolio turnover (100% or more) may increase the funds' transaction costs and negatively affect their performance. It may also result in increased distributions to the funds' shareholders. These distributions, to the extent they are short-term capital gains, will be taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates.


                        Aquinas Funds   13   Prospectus

Management

INVESTMENT ADVISER

Aquinas Investment Advisors, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, was organized in 1993 to provide consulting, investment, and administrative services to the funds. The adviser has a limited number of other clients. It is a wholly owned subsidiary of The Catholic Foundation, an endowment fund for individuals. All the adviser's profits benefit The Catholic Foundation to support that organization's charitable, religious and educational activities.

The Foundation, a registered investment adviser, manages its own assets and acts as investment adviser to other religious organizations, nonprofit agencies, and individuals with substantial portfolios. As of December 31, 1998, the Foundation managed about $167 million in assets.

The funds use a multi-manager structure. The adviser generally manages and oversees administration, investment activities and distribution services for the funds, while independent portfolio managers make the specific investments for the funds.

THE ADVISER


- conducts the socially responsible investing activities for the funds;

- selects and monitors portfolio managers (sub-advisers); and

- allocates each fund's assets among the portfolio managers.


Each fund pays the adviser an annual management fee equal to the following percentages of average daily net assets:
                                                                ANNUAL
                                                            MANAGEMENT FEE
----------------------------------------------------------------------------
Equity Income Fund                                               1.00%
----------------------------------------------------------------------------
Equity Growth Fund                                               1.00%
----------------------------------------------------------------------------
Fixed Income Fund                                                0.60%
----------------------------------------------------------------------------
Balanced Fund                                                    1.00%
----------------------------------------------------------------------------


The adviser may elect to waive some or all of the management fees and may terminate this waiver at any time. The adviser is responsible for paying fees to the portfolio managers. All investment decisions the adviser makes for the funds are made by an investment committee, and no one person is primarily responsible for making investment recommendations to that committee. While the funds' Board of Directors and officers generally oversee portfolio managers' activities, no member of the board, the officers or the adviser evaluates the investment merits of specific securities. The adviser's investment committee is responsible for the overall day-to-day management of the Funds. Current members are:

- Frank A. Rauscher, chief operating officer of the funds since June 1994 and president and CEO since May 1997. Mr. Rauscher was president of American Federal Bank, F.S.B. from 1989 to 1993.

                        Aquinas Funds   14   Prospectus

- John L. Strauss, a director of the funds. Mr. Strauss was a principal of Barrow, Hanley, Mewhinney & Strauss, an investment advisory firm, from 1980 until his retirement in January 1998.

- J. Ray Nixon, Jr., a director of the funds. Mr. Nixon has been a principal of Barrow, Hanley, Mewhinney & Strauss since August 1994. Before that he was a stockbroker with Smith, Barney Shearson.

- Charles Clark, Jr., secretary, treasurer and a director of the funds. He is president of Olmstead-Kirk Paper Company.

- John J. Kickham, a vice president of the funds. He has been president of Quarterdeck of Texas, Inc., a mortgage banking firm since 1994. Before that he was CEO and president of Wing Industries from November 1994 to November 1995, and chairman of T.K.G., Inc., a private investment company, since March 1985.

- Mark Godvin, a managing director of Merrill Lynch since 1996 and an executive of that firm since 1998.


PORTFOLIO MANAGERS

The portfolios of the Fixed Income, Equity Income, and Equity Growth Funds are managed by separate portfolio managers (sub-advisers) selected and monitored by the adviser. In choosing portfolio managers, the adviser evaluates their skills in managing assets for specific asset classes, investment styles and strategies, looking at risks and returns over an entire market cycle. Short-term investment performance alone does not control the adviser's decision to select or terminate a portfolio manager.

The portfolio managers follow independent but complementary strategies intended to contribute toward a fund's overall objective. The Balanced Fund is allocated among the portfolio managers for the other funds and follows strategies from all three of the other funds.


Each portfolio manager has complete discretion to buy and sell securities for the portion of the fund it manages, within the parameters of the fund's investment objectives, policies and restrictions, and the more specific strategies developed by the adviser. The adviser may change the asset allocation at any time.

The funds and the adviser have obtained an order of exemption from the SEC that permits the adviser to enter into and materially amend portfolio management agreements with nonaffiliated portfolio managers without obtaining shareholder approval. THE ADVISER IS ULTIMATELY RESPONSIBLE FOR THE FUND'S INVESTMENT PERFORMANCE BECAUSE OF ITS RESPONSIBILITY TO OVERSEE THE PORTFOLIO MANAGERS. The adviser has the ability, subject to approval by the Board of Directors, to hire and terminate portfolio managers and to change materially the terms of the portfolio management agreements, including the compensation paid to the portfolio managers by the adviser, without the approval of the shareholders of the funds. The funds will notify shareholders of any change in portfolio managers. The portfolio managers have no affiliations with the funds or the adviser other than as the portfolio managers.


                        Aquinas Funds   15   Prospectus

The adviser, not the funds, pays the fees of each portfolio manager. For details on how individual portfolio managers are compensated, see the SAI.

The adviser has allocated the assets of each fund among the portfolio managers listed below.

Equity Income Fund
Beutel, Goodman Capital Management, 5847 San Felipe, Suite 4500, Houston, TX 77057, provides investment advisory services to individuals, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. It has been sub-adviser to a registered mutual fund since December 1993. As of December 31, 1998, it managed about $1.5 billion in assets.

NFJ Investment Group, 2121 San Jacinto, Suite 1840, Dallas, TX 75201, provides investment supervisory services to individuals, financial institutions, investment companies, pension and profit sharing plans, trusts, estates and charitable organizations and foundations. NFJ became sub-adviser to a registered mutual fund in 1990 and currently serves four registered mutual funds. Its total assets under management as of December 31, 1998 were about $2.4 billion.

Equity Growth Fund
Sirach Capital Management, Inc., 3323 One Union Square, 600 University Street, Seattle, WA 98101, provides investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 1998, Sirach had more than $7.2 billion in assets under management.

John McStay Investment Counsel, 5949 Sherry Lane, Suite 1560, Dallas, TX 75225, manages a limited number of large investment accounts for employee benefit plans, foundations, and endowments. Assets under management exceeded $3.5 billion as of December 31, 1998.

Fixed Income Fund
Income Research and Management, Inc., One Federal Street, 23rd Floor, Boston, MA 02110, serves institutions including major public and private pension plans, insurance companies, and non-profit organizations. As of December 31, 1998, IRM managed more than $2.8 billion in assets.

Atlantic Asset Management Partners, LLC, 2187 Atlantic Street, Stamford, CT 06902, manages fixed income portfolios and asset allocation strategies for clients including foundations, endowments and public and corporate employee benefit plans. As of December 31, 1998, AAM managed about $3.0 billion in assets.

Balanced Fund
With the exception of Sirach Capital Management, each of the portfolio managers for the Fixed Income, Equity Income and Equity Growth Funds serves as portfolio manager to the Balanced Fund.

                        Aquinas Funds   16   Prospectus

Your Investment

DETERMINING SHARE PRICE

NET ASSET VALUE (NAV) is the price for one share of the fund. NAV is calculated as of the end of trading hours (typically 4 p.m. Eastern time) each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and most major holidays.

If the transfer agent receives your buy or sell order in proper form before that time, you will pay or receive the NAV as of the close of trading that day. If the transfer agent receives your buy or sell order after that time, you will pay or receive the NAV as of the close of the next trading day.

To calculate NAV, we divide the fund's total assets, minus any liabilities, by the number of shares outstanding. The funds value securities, other than debt instruments maturing within 60 days, at market prices. The funds value debt securities maturing within 60 days at amortized cost.

HOW TO OPEN AN ACCOUNT

Getting Started
To invest in the Aquinas Funds,


- Read this prospectus carefully. Decide which fund or funds you want to invest in.

- Decide how much you want to invest. The minimum initial investment is $500, or $50 if you choose the Automatic Investment Plan.

- Complete the account application enclosed with this prospectus. If you need an application, call toll-free 1-877-AQUINAS (1-877-278-4627).


OR

Open your account through a broker, financial institution, or other investment professional. These investment professionals may charge you a transaction or service fee when you buy or sell shares; this fee goes to the service provider, not to Aquinas Funds. Also, the funds and/or the adviser may pay fees to the investment professionals to compensate them for the services they provide their customers. Before investing through an investment professional, you should read their program materials together with this prospectus.

ALL APPLICATIONS TO PURCHASE SHARES ARE SUBJECT TO ACCEPTANCE BY THE FUNDS. THE FUNDS RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. THE FUNDS DO NOT ACCEPT TELEPHONE PURCHASE ORDERS.

                        Aquinas Funds   17   Prospectus

Ways to Set Up Your Account
Check the appropriate box on the application to select account ownership:

- INDIVIDUAL OR JOINT ACCOUNT

  An individual account (for example, one in your own name) is owned by one person. A joint account lists two or more people as the owners.
- UNIFORM GIFT TO MINORS ACT ACCOUNT

  Parents, grandparents and other adults can establish an account for a minor. Depending on state law, you may set up the account under the Uniform Gift to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA).

- TRUST, BUSINESS OR ORGANIZATION

  Trusts, corporations, associations, partnerships, institutions and other groups may invest in the funds. Such accounts may require documentation beyond the account application. For details, call 1-800-423-6369.

- RETIREMENT PLANS

The funds offer various retirement plans that may help investors shelter income from taxes. These plans include:
     - Traditional IRAs
     - Roth IRAs
     - SEP IRAs
     - 403(b) plans
     - 401(k) plans
     - SIMPLE IRAs

You should consult your tax adviser before choosing a plan. For details on plan applications, service fees, and contribution/withdrawal limits, call the funds' transfer agent at 1-800-423-6369 or Aquinas Investment Advisors, Inc. at 1-972-233-6655.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)


                        Aquinas Funds   18   Prospectus

Buying Shares

OPENING AN ACCOUNT

--------------------------------------------------------------------------------
BY MAIL
------------------

- Complete an account application, available by calling toll-free 1-877-AQUINAS (1-877-278-4627).

- Mail it with a check payable to The Aquinas Funds, Inc. to:

  The Aquinas Funds, Inc.
  c/o DST Systems, Inc.
  P.O. Box 219533
  Kansas City, MO 64121-9533

- For overnight or express mail, use this address:

  The Aquinas Funds
  c/o DST Systems, Inc.
  330 West 9th Street, First Floor
  Kansas City, MO 64105

--------------------------------------------------------------------------------
BY WIRE
------------------

- Call the transfer agent at 1-800-423-6369. You need to complete and return an account application before the wire can be sent.
- Have your bank wire UMB Bank, n.a., as follows:

  A.B.A. #101000695
  For credit to Aquinas Funds Purchase Account
  For further credit to The Aquinas Funds, Inc.
  Deposit Account Number 9870523922
  (investor account number)
  (name or account registration)
  (social security or taxpayer identification number)
  (name of fund in which to invest)

--------------------------------------------------------------------------------
AUTOMATICALLY
------------------

- Complete the Automatic Investment Plan section on your account application. Open your account with at least $50.

- On the 16th of each month, the amount you specify ($50 or more) is automatically withdrawn from your bank account and used to buy fund shares.

- We charge no service fee for the plan, but if there's not enough money in your account to cover the withdrawal, the transfer agent will charge you $15. You'll also be responsible for any resulting losses to the fund.

- You can change your investment amount, or cancel your plan, by calling or writing the funds. The fund has up to 7 business days to make the change.

--------------------------------------------------------------------------------
BY EXCHANGE
------------------
  You may also buy shares in a fund by exchanging shares from another fund. See "Exchanging Shares."
--------------------------------------------------------------------------------

                        Aquinas Funds   19   Prospectus

--------------------------------------------------------------------------------
ADDING TO AN ACCOUNT
--------------------

--------------------------------------------------------------------------------
BY MAIL
-------

The minimum additional investment is $250 for a regular account; $100 for an UGMA account; $50 for an IRA or Automatic Investment Plan; and $10 for a 403(b) account.

- Send your check, plus the "Additional Investment" form from a recent confirmation statement or a signed note with the account's registration and number.


- Use the addresses on page 19.


--------------------------------------------------------------------------------
BY WIRE
--------


- Follow the instructions on page 19. Be sure to include your account number and the full registered name(s) of the account on the bank wiring instructions.


- Wired funds are considered received in proper form on the day they reach the funds' bank account and all required information is provided in the wire instructions.

--------------------------------------------------------------------------------
AUTOMATICALLY
-------------

- If your account is already open, call 1-800-423-6369 to set up an Automatic Investment Plan. Adding this plan to your account requires a signature guarantee, described under "Other Purchase Policies."


- When your plan is established, it follows the description on page 19.


--------------------------------------------------------------------------------
Meet your transfer agent

THE FUNDS' TRANSFER AND DISBURSING AGENT, DST SYSTEMS INC., HANDLES THE ADMINISTRATIVE DETAILS OF YOUR ACCOUNT. WHEN YOU BUY SHARES, YOU SEND THE PAYMENT TO THE TRANSFER AGENT. WHEN YOU REDEEM SHARES, YOU SEND YOUR REQUEST TO THE TRANSFER AGENT, AND THE TRANSFER AGENT SENDS YOU YOUR MONEY.
--------------------------------------------------------------------------------

                        Aquinas Funds   20   Prospectus

OTHER PURCHASE POLICIES

CERTIFICATES. The funds don't issue stock certificates. You'll receive a statement confirming the details of your transaction.
PURCHASES THROUGH INTERMEDIARIES. If you buy shares from a broker/dealer, financial institution, or other provider, their fees, policies, investment minimums, and restrictions may differ from those described here. Any fees charged go to the intermediary, not to Aquinas Funds.

If the intermediary is the shareholder of record, the funds may accept requests to buy additional shares into the account only from the intermediary.




The funds may authorize intermediaries and their designees to accept purchase orders on the funds' behalf. Such orders are considered received when the intermediary accepts them, and priced at the next net asset value calculated.

CHECKS/INSUFFICIENT FUNDS. Your purchase must be made in U.S. dollars via checks drawn on U.S. banks. The funds do not accept third-party checks or cash.

The transfer agent will charge a $15 fee against your account for any check returned unpaid. You'll also be responsible for any resulting loss to the funds.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE BY CHECK. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.


Exchanging Shares


You may exchange shares of one Aquinas Fund for those of another Aquinas Fund or the American AAdvantage Money Market Fund. The AAdvantage Money Market Fund is described in a separate prospectus. Call toll-free 1-877-AQUINAS (1-877-278-
4627) for a free copy, and read it carefully before investing.


Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes; you may realize a capital gain or loss.

These conditions apply to exchanges:

- The exchange must be between identically registered accounts.

- Any checks used to purchase your shares must have cleared (up to 15 days).

- Minimum purchase and redemption amounts must be met.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)

                        Aquinas Funds   21   Prospectus

HOW IT WORKS

 You may request an exchange two ways:

- In writing. Follow the procedures in "Selling Shares," on page 23. The minimum is $500.

- By telephone (unless you've waived telephone privileges). Call 1-800-423-6369. The minimum is $1,000.


Shares to be sold will be redeemed at the next net asset value calculated after the transfer agent receives your exchange request. The shares you want to acquire will be purchased at the next net asset value calculated after the transfer agent receives your request in proper form.


OTHER EXCHANGE POLICIES
LIMITATIONS. The funds reserve the right to terminate without notice the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges in a calendar year, for oneself or one's customers. The funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the funds or adverse effects to other shareholders.

FEES. There are no fees for exchanging shares.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)


                        Aquinas Funds   22   Prospectus

Selling Shares

You may take money out of your account anytime by selling (redeeming) some or all of your shares back to the fund, at no charge. The price you receive will be the next net asset value calculated after the fund receives your request in proper form. Note that when you sell shares, you may realize a capital gain or loss for federal income tax purposes.

--------------------------------------------------------------------------------
BY MAIL
-------


- Send your written request with:
  -  the number of shares or the dollar amount to be redeemed;
  -  the fund's name;
  -  the name(s) on the account registration; and
  -  the account number.

- Sign the request exactly as the account is registered. You'll need a signature guarantee if:
  -  the amount requested is more than $25,000;
  - the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record;
  -  the request is made within 30 days of a change in address; or
  -  the bank to receive wire transfers is changed within 30 days.

See "Signature Guarantees," under "Other Investment Policies," on page 25.


- Include documentation required for corporate, partnership or fiduciary accounts, or for people acting on Power of Attorney. If you have questions, call 1-800-423-6369.

- Mail to the transfer agent at:
     The Aquinas Funds, Inc.
     c/o DST Systems, Inc.
     P.O. Box 219533
     Kansas City, MO 64121-9533

- For overnight or express mail, use this address:
     The Aquinas Funds
     C/O DST SYSTEMS, INC.
     330 West 9th Street, First Floor
     Kansas City, MO 64105

If you don't send your redemption request directly to the transfer agent, it may be delayed. Please submit requests to the address above.

--------------------------------------------------------------------------------
BY TELEPHONE
------------

(unless you've waived telephone privileges)

- Call the transfer agent at 1-800-423-6369 to redeem from $1,000 to $25,000 in shares. You must request redemptions over $25,000 in writing, with signatures guaranteed.

- The funds will mail proceeds to your address of record or send by wire to the account listed in your fund records.

- The funds do not accept redemption requests via fax.
--------------------------------------------------------------------------------

                        Aquinas Funds   23   Prospectus

OTHER REDEMPTION POLICIES

PAYMENT. When you redeem shares, you'll receive payment as follows:

- Mailed payments will typically be sent within 1 or 2 days but no later than 7 days of receiving proper redemption instructions.


- Wire payments for redemptions requested by phone will usually be made on the next business day to the bank designated on your account application (which must be a commercial bank within the U.S.).


The funds may delay payment for up to 7 days after receiving a redemption request. The funds may suspend redemptions if the New York Stock Exchange closes or for other emergencies.


REDEEMING SHARES THROUGH INTERMEDIARIES. A broker/dealer, financial institution or other intermediary may charge a fee to redeem your fund shares. If the intermediary is the shareholder of record, the funds accept redemption requests only from the intermediary.

The funds may authorize intermediaries and their designees to accept redemption requests on the funds' behalf. The redemption price you receive for redemption requests made through intermediaries is the next determined net asset value after the intermediary receives your request in proper form with all required information.


REDEMPTION REQUESTS SHORTLY AFTER PURCHASE BY CHECK. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.


TELEPHONE TRANSACTIONS. The funds won't accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with signatures guaranteed.


As long as reasonable measures are taken to prevent telephone fraud, neither the funds nor the transfer agent are liable for losses from unauthorized transactions. The funds reserve the right to refuse a telephone transaction.

During shifts in the market or economy, it may be difficult to redeem shares by telephone or wire. You can mail your redemption requests as described above.

SMALL ACCOUNTS. If your account balance falls below $500 and it is not a Uniform Gift to Minors Account or you don't have an Automatic Investment Plan, the funds may ask you to add to your balance. If your account balance is still below $500 after 60 days, the funds may close your account and send you the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If your account balance is $10,000 or more, you can request monthly, quarterly, or annual distributions of at least $250. Note that withdrawals may result in a gain or loss for federal income tax purposes. If the amount in the account is not enough to make your requested payment, the remaining amount will be redeemed and the plan ended.

                        Aquinas Funds   24   Prospectus

Call 1-800-423-6369 for a Systematic Withdrawal Plan application. To change the withdrawal amount or cancel your plan, send a request in writing, with a signature guarantee for each registered holder of the account. The funds may change or eliminate this privilege at any time.

OTHER INVESTMENT POLICIES

TELEPHONE TRANSACTIONS. Unless you waive telephone privileges on your account application or in writing, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once the account is established, requests to change or add these privileges must be in writing, signed by each registered holder of the account, with signatures guaranteed. As long as reasonable measures are taken to prevent telephone fraud, neither the funds nor the transfer agent are liable for losses from unauthorized transactions. The funds reserve the right to refuse a telephone transaction.

SIGNATURE GUARANTEES. Generally, whenever you change your account, your bank information, or your registration information, you need signature guarantees for each registered holder. These guarantees may seem inconvenient, but they're intended to protect you from fraud. You can have signatures guaranteed by a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc., or other eligible institutions. A notary public is not acceptable.

DIVIDENDS AND DISTRIBUTIONS

All the funds pay dividends of net investment income quarterly except the Fixed Income Fund, which pays dividends of net investment income monthly. The funds distribute any net realized capital gains annually.

Each fund will automatically reinvest dividends in shares of that fund, unless you ask to have dividends paid in cash or invested in another of the Aquinas Funds (account minimums apply).

TAXES


Each year the funds will give you federal tax information about the dividends and distributions you've received. If your income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares. In general, any dividends and net short-term capital gains you receive from the funds are taxed at ordinary income rates. Any net long-term capital gains you receive are taxed at capital gains rates. The funds expect that distributions of the Fixed Income Fund will consist primarily of ordinary income; the distributions of the Equity Growth Fund will consist primarily of capital gains; and the distributions of the Equity Income Fund and Balanced Fund will consist of both ordinary income and capital gains. Also, if you have distributions from a qualified plan reinvested in a regular account, you may face a penalty tax.

Anytime you sell or exchange shares, it is considered a taxable event. Depending on the purchase price and the sale price of the shares you sell or exchange, you may realize a gain or loss on the transaction for federal income tax purposes.


                        Aquinas Funds   25   Prospectus

Because everyone's tax situation is unique, and state and local law may also affect you, the funds strongly recommend you consult with your tax adviser.

If you don't complete the certification form included with your account application, the funds are required by federal law to withhold 31% of any distribution and redemption proceeds for federal income tax purposes.

SHAREHOLDER REPORTS

As a shareholder, you'll receive:

- Confirmation statements each time you buy, sell, transfer or exchange shares. You'll also receive a summary of transactions since the beginning of the year. If you find any errors, notify the fund within 30 days or the transaction is considered ratified.

- Individual account statements, mailed within 5 business days of a purchase or redemption. If dividend reinvestment is the only account activity, statements will be quarterly (monthly for the Fixed Income Fund).

- An annual statement after December 31 listing all your transactions in shares of the funds for the year.

- Semi-annual reports showing your fund's portfolio and other information.

- An annual report after the close of the funds' fiscal year (December 31), with audited financial statements.

FINANCIAL HIGHLIGHTS

The following tables show the funds' financial performance for the past five years. Some of the information reflects results for single fund shares. "Total return" shows how much your investment in the fund would have increased (or decreased), assuming you had reinvested all dividends and distributions. These figures have been audited by Arthur Andersen LLP, the funds' independent accountants. Their report, along with the funds' financial statements, is included in the annual report, which is available upon request.

                        Aquinas Funds   26   Prospectus

Fixed Income Fund

                                                      YEAR           YEAR           YEAR           YEAR     JAN. 3, 1994<F1>
                                                      ENDED          ENDED          ENDED          ENDED         THROUGH
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                  $10.17          $9.90         $10.17          $9.24         $10.00

Income from Investment Operations:
  Net investment income                                 0.54           0.55           0.54           0.54           0.46
  Net realized and unrealized gains
    (losses) on investments                             0.17           0.27         (0.27)           0.93         (0.77)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  0.71           0.82           0.27           1.47         (0.31)
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from net investment income                (0.54)         (0.55)         (0.54)         (0.54)         (0.45)
  Distributions from net realized gains               (0.16)              -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                             (0.70)         (0.55)         (0.54)         (0.54)         (0.45)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                        $10.18         $10.17          $9.90         $10.17          $9.24
=================================================================================================================================

Total Return<F2>                                       7.17%          8.54%          2.83%         16.26%        (3.09)%

Supplemental Data and Ratios:
  Net assets, end of period (in thousands)           $42,865        $40,699        $37,229        $35,617        $28,147
Ratio to Average Net Assets of:<F3>
  Expenses, net of waivers and reimbursements          1.00%          0.99%          1.00%          0.98%          1.00%
  Expenses, before waivers and reimbursements          1.03%          1.05%          1.03%          0.98%          1.11%
  Net investment income, net of waivers
    and reimbursements                                 5.27%          5.54%          5.44%          5.46%          4.84%
  Net investment income, before waivers
    and reimbursements                                 5.24%          5.48%          5.41%          5.46%          4.73%
Portfolio turnover rate<F2>                             120%           102%           169%           126%           139%




<F1> Commencement of operations.
<F2> Not annualized for the period from January 3, 1994 through December 31,
     1994.
<F3> Annualized for the period from January 3, 1994 through December 31, 1994.

                        Aquinas Funds   27   Prospectus

Equity Income Fund


                                                      YEAR           YEAR           YEAR           YEAR     JAN. 3, 1994<F1>
                                                      ENDED          ENDED          ENDED          ENDED         THROUGH
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $14.89         $13.26         $11.83          $9.39         $10.00

Income from Investment Operations:
  Net investment income                                 0.23           0.26           0.23           0.28           0.32
  Net realized and unrealized gains
    (losses) on investments                             0.57           3.40           2.18           3.03         (0.61)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  0.80           3.66           2.41           3.31         (0.29)
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from net investment income                (0.23)         (0.26)         (0.23)         (0.28)         (0.32)
  Distributions from net realized gains               (2.25)         (1.77)         (0.75)         (0.59)              -
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                             (2.48)         (2.03)         (0.98)         (0.87)         (0.32)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                        $13.21         $14.89         $13.26         $11.83          $9.39
=================================================================================================================================

Total Return<F2>                                       5.50%         27.85%         20.43%         35.62%        (2.93)%

Supplemental Data and Ratios:
  Net assets, end of period (in thousands)           $64,877        $73,594        $54,184        $42,102        $32,217
Ratio to Average Net Assets of:<F3>
  Expenses, net of waivers and reimbursements          1.36%          1.37%          1.40%          1.37%          1.45%
  Expenses, before waivers and reimbursements          1.36%          1.37%          1.40%          1.37%          1.45%
  Net investment income, net of waivers
    and reimbursements                                 1.49%          1.74%          1.79%          2.47%          3.33%
  Net investment income, before waivers
    and reimbursements                                 1.49%          1.74%          1.79%          2.47%          3.33%
Portfolio turnover rate<F2>                              64%            42%            32%            40%           106%



<F1> Commencement of operations.
<F2> Not annualized for the period from January 3, 1994 through December 31,
     1994.
<F3> Annualized for the period from January 3, 1994 through December 31, 1994.

                        Aquinas Funds   28   Prospectus

Equity Growth Fund


                                                      YEAR           YEAR           YEAR           YEAR     JAN. 3, 1994<F1>
                                                      ENDED          ENDED          ENDED          ENDED         THROUGH
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $15.12         $13.45         $12.13          $9.31         $10.00

Income from Investment Operations:
  Net investment income (loss)                        (0.10)         (0.06)         (0.06)         (0.01)           0.01
  Net realized and unrealized gains
    (losses) on investments                             3.40           3.93           2.84           2.83         (0.69)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  3.30           3.87           2.78           2.82         (0.68)
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from net investment income                     -              -              -              -         (0.01)
  Distributions from net realized gains               (0.85)         (2.20)         (1.46)              -              -
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                             (0.85)         (2.20)         (1.46)              -         (0.01)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                        $17.57         $15.12         $13.45         $12.13          $9.31
=================================================================================================================================

Total Return<F2>                                      21.95%         28.97%         22.90%         30.29%        (6.78)%

Supplemental Data and Ratios:
  Net assets, end of period (in thousands)           $47,400        $35,990        $22,593        $15,912        $10,104
Ratio to Average Net Assets of:<F3>
  Expenses, net of waivers and reimbursements          1.42%          1.49%          1.50%          1.50%          1.50%
  Expenses, before waivers and reimbursements          1.42%          1.49%          1.54%          1.61%          1.76%
  Net investment income (loss), net of waivers
    and reimbursements                               (0.71)%        (0.66)%        (0.55)%        (0.10)%          0.14%
  Net investment income (loss), before waivers
    and reimbursements                               (0.71)%        (0.66)%        (0.59)%        (0.21)%        (0.12)%
Portfolio turnover rate<F2>                              96%           104%           112%           102%            98%




<F1> Commencement of operations.
<F2> Not annualized for the period from January 3, 1994 through December 31,
     1994.
<F3> Annualized for the period from January 3, 1994 through December 31, 1994.

                        Aquinas Funds   29   Prospectus

Balanced Fund

                                                      YEAR           YEAR           YEAR           YEAR     JAN. 3, 1994<F1>
                                                      ENDED          ENDED          ENDED          ENDED         THROUGH
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $11.58         $11.53         $11.03          $9.43         $10.00

Income from Investment Operations:
  Net investment income                                 0.28           0.31           0.26           0.32           0.26
  Net realized and unrealized gains
    (losses) on investments                             0.68           1.95           1.41           1.84         (0.57)
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  0.96           2.26           1.67           2.16         (0.31)
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from net investment income                (0.28)         (0.30)         (0.26)         (0.33)         (0.26)
  Distributions from net realized gains               (0.92)         (1.91)         (0.91)         (0.23)              -
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                             (1.20)         (2.21)         (1.17)         (0.56)         (0.26)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                        $11.34         $11.58         $11.53         $11.03          $9.43
=================================================================================================================================

Total Return<F2>                                       8.46%         19.91%         15.29%         23.14%        (3.06)%

Supplemental Data and Ratios:
  Net assets, end of period (in thousands)           $27,089        $29,164        $29,670        $26,779        $30,114
Ratio to Average Net Assets of:<F3>
  Expenses, net of waivers and reimbursements          1.44%          1.45%          1.44%          1.46%          1.49%
  Expenses, before waivers and reimbursements          1.49%          1.52%          1.49%          1.46%          1.49%
  Net investment income (loss), net of waivers
    and reimbursements                                 2.38%          2.44%          2.23%          2.93%          2.75%
  Net investment income (loss), before waivers
    and reimbursements                                 2.33%          2.37%          2.18%          2.93%          2.75%
Portfolio turnover rate<F2>                             102%            94%           111%           118%           111%



<F1> Commencement of operations.
<F2> Not annualized for the period from January 3, 1994 through December 31,
     1994.
<F3> Annualized for the period from January 3, 1994 through December 31, 1994.

                        Aquinas Funds   30   Prospectus

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

For More Information

  If you'd like more information about the funds, ask for a free copy of the following:

  STATEMENT OF ADDITIONAL INFORMATION (SAI). You'll find more detailed information about the funds in the SAI. The SAI is incorporated by reference, which means it is legally part of this prospectus.

  ANNUAL/SEMI-ANNUAL REPORTS. These reports offer additional information about the funds' investments. In the annual report, you'll find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

  To request the SAI, annual and semi-annual reports, and other information about the funds, write:
        THE AQUINAS FUNDS
        5310 HARVEST HILL ROAD, SUITE 248
        DALLAS, TEXAS 75230

  Or call 1-800-423-6369.

  Prospective investors and shareholders who have questions about the funds may also call the above number or write to the above address.

  You can also review and copy information about the funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call 1-800-SEC-0330.

  Reports and other information about the funds are available on the SEC's Internet site at www.sec.gov. You may obtain copies of this information for a duplicating fee by writing to the SEC's Public Reference Section at 405 5th Street, N.W., Washington, D.C. 20549-6009. The SAI is also available from broker/dealers and banks through which shares of the funds may be sold.

  Investment Company Act file number: 811-8122

                        Aquinas Funds   32   Prospectus